1 !!!! AMERICAN STANDARD ENERGY CORP. INVESTOR PRESENTATION – Q4 2011

2 FORWARD - LOOKING STATEMENTS Statements made by representatives of American Standard Energy Corp . (“ASEN” or the “Company”) during the course of this presentation that are not historical facts are “forward - looking statements” within the meaning of federal securities laws . These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate . No assurances can be given that such assumptions and expectations will occur as anticipated and actual results may differ materially from those implied or anticipated in the forward looking statements . Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, and which include risks relating to the global financial crisis, our ability to obtain additional capital needed to implement our business plan, declines in prices and demand for gas, oil and natural gas liquids, our minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic, third - party relationships, ability to obtain rights to explore and develop oil and gas reserves, financial performance and results, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors . ASEN undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information or future events . Ticker: ASEN (OTC BB)

3

COMPANY SNAPSHOT

- Formation
  - ASEN was previously a privately-held oil exploration and production company. ASEN was incorporated in Nevada on April 2, 2010 for the purposes of acquiring certain oil and gas properties from Geronimo Holding Corporation ("Geronimo"), XOG Operating, LLC ("XOG") and CLW South Texas 2008, LP ("CLW") (collectively, the "XOG Group").
  - On October 1, 2010, Famous Uncle Al's Hot Dogs & Grille, Inc. ("FDOG") entered into a Share Exchange Agreement (the "Share Exchange Agreement"), dated October 1, 2010, between its then controlling shareholder and American Standard Energy Corp., a Nevada Corporation ("ASEN").

Market Capitalization	~$200 million
Total Debt	~12 million
90 day average trading volume	~20,000
Total Shares Outstanding[1]	~40.0 million
Management/Director Ownership	~58%
Company Management	Scott Feldhacker, CEO
	Richard MacQueen, President
	Scott Mahoney, CFO
Key Partners	Audit: BDO
	Engineering: DeGolyer and MacNaughton
	Legal: Blank Rome

1) Shares outstanding as of September 30, 2011. The number of shares outstanding does not include shares issuable upon the exercise of warrants or outstanding stock options.

Ticker: ASEN (OTC BB)

AMERICAN STANDARD ENERGY CORP.

4 COMPANY OVERVIEW • American Standard Energy Corp . (“ASEN” or the “Company”) was formed for the purpose of leveraging a strategic relationship with a large private oil and gas company to accumulate and develop select oil and gas properties within highly desirable areas of the United States . • To date, Company has executed 7 acquisitions to accumulate more than 40 , 100 acres in the Williston Basin in North Dakota, the Permian Basin in West Texas and the Eagle Ford shale formation in South Texas . • ASEN’s “non - operated plus” model employs a largely 100 % working interest focus in the Permian, with a complimentary minority interest focus in the Williston Basin and Eagle Ford shale formation . • ASEN’s strategy is to build a position of scale in each of its core operating areas . ASEN intends to continue to acquire acreage and production at attractive relative values in each of these three basins for the foreseeable future . Ticker: ASEN (OTC BB)

5 ASSET SUMMARY • Permian Basin – Wolfberry, Wolfcamp Shale, Avalon (100% WI Positions) – 6 , 500 net acres under lease, actively acquiring more acreage – Announced new 100 % WI drilling program in Andrew County in July 2011 – Currently have 3 Rigs drilling full time for ASEN – 10 Wells spud July - August, expect to drill 15 + net wells in 2011 , 30 + net wells in 2012 – Completed 3 wells in September – October, expect to complete 3 or more in Q 4 – ~ $ 2 . 0 million to drill and complete a Wolfberry well • South Texas – Eagle Ford Shale Formation (Minority, Non - Op WI Strategy) – 1 , 200 net acres under lease, actively acquiring more acreage – Participated in 12 gross ( 1 . 2 net) wells YTD 2011 – Expect to participate in 15 gross ( 1 . 5 net) wells by year end 2011 , 15 gross ( 1 . 5 net) wells in 2012 – ~ $ 7 . 5 million to drill and complete an Eagle Ford well – Currently running two rigs full time in the basin • Williston Basin – Bakken / Three Forks Formation (Non - Op, Minority WI Model) – 32 , 400 net acres under lease, actively acquiring more acreage – Participated in 80 + gross ( 1 . 4 net) wells through Q 3 2011 , expect to participate in approximately 100 + gross (~ 2 net) wells in 2011 – Will also look to execute asset swaps for ASEN controlling interest acreage positions . – ~ $ 8 . 5 million to drill and complete a 1 , 280 acre Bakken well Ticker: ASEN (OTC BB)

6 PERMIAN BASIN OVERVIEW • Highlights – ~ 6 , 500 net acres – 22 – 100 % WI Permian wells – $ 1 . 75 million average D&C cost • Drilling Activity – Completed 3 net wells in September - October 2011 – Currently producing from 48 gross (27.2 net) wells – Anticipate completing 3+ net wells in Q2 2011 • Growth Strategy – Actively acquire more acreage – Utilize best in class arrangements to accelerate development Ticker: ASEN (OTC BB) ASEN Permian Basin Acreage Map BONE SPRING ABO WOLFBERRY SPRABERRY WOLFBERRY Broad Oak Horizontal Wolfcamp EOG Horizontal Wolfcamp Avalon WOLFCAMP Anadarko Apache Approach Broad Oak Energy Chesapeake Concho Cimarex Devon EOG OXY Pioneer Sandridge XOM/XTO Energen Transaction $21,000/acre PXD Horizontal Wolfcampwells ASEN ASEN currently has over 135+ Permian Basin Drilling Locations with a 100% WI for Self - Directed Drilling* *Assumes 40 acre spacing

7 PERMIAN BASIN OVERVIEW Ticker: ASEN (OTC BB) 100 125 150 175 200 225 250 275 300 325 350 375 400 425 Jan-10 Feb-10Mar-10Apr-10May-10 Jun-10 Jul-10Aug-10Sep-10 Oct-10 Nov-10Dec-10 Jan-11 Feb-11Mar-11Apr-11May-11 Source: Baker Hughes Permian Basin Average Monthly Rig Count Permian Basin Operators 80% of ASEN’s Permian wells are majority WI with 100% controlled drilling and production 4% 0% 6% 1% 6% 1% 2% 0% 80% Apache Chevron- Texaco Clark Nearburg Pits Raw O&G Reliance Energy Trilogy XOG

8 PERMIAN BASIN OPPORTUNITY Ticker: ASEN (OTC BB) • ASEN continues to evaluate the most efficient transition of Permian acreage into the Company . – Targeting ~ 25 , 000 + net acres for transfer into ASEN in 2011 . Majority of the acreage under review holds both traditional and shale play development potential . – Focus on self - directed drilling program in the Permian, with a focus on controlling high working interest development in the Wolfberry, Wolfcamp shale formation, Wolffork shale formation and other highly desirable formations . – ASEN will also look to add to its non - operated position in New Mexico in the Avalon, Bone Springs, and Wolfbone shale formations . – 3 Rigs drilling full time for ASEN now, with the intent to source additional rigs in Q 1 2012 .

9 WOLFBERRY WELL ECONOMICS Well Economics • Gross EUR / Well ~ 100 - 150 Mboe • Well Cost ~ $ 2 . 0 Million • Net Revenue Interest ~ 75 . 0% • PV - 10 Value per Well ~ $ 2 . 0 Million • Well economics assume $ 90 . 00 oil / $ 6 . 00 natgas Ticker: ASEN (OTC BB) Source: Cannacord Genuity Wolfberry Economics (140 MBOE EUR) 15% 20% 25% 30% 35% 40% 45% 50% 60 65 70 75 80 85 90 95 100 105 110 115 120 $/bbl BT IRR $1.65 million $1.75 million $1.85 million

10 EAGLE FORD SHALE OVERVIEW • Opportunity : New technology application, horizontal drilling, multistage fracing • Strategy: Acquire additional HBP acreage at a discount to fair market value. Targeting 10,000+ net acres in South Texas with Eagle Ford shale potential for acquisition in 2012 • Leasehold : LaSalle, Frio Counties, Texas • Acreage: 1,200 net acres Eagle Ford Wells Available for Drilling: 320 acre spacing = 3.8 net wells Expected down spacing to 100 acres: 100 acre spacing = 8.2 net wells Total Eagle Ford Drilling Exposure: 12 net wells • Status Participated in 12 gross ( 0 . 8 net) wells to date in 2011 with 2 active rigs Expect to participate in 15 gross ( 1 . 5 net) wells by year end 2011 and an additional 15 gross ( 1 . 5 net) wells 2012 Ticker: ASEN (OTC BB)

11 EAGLE FORD SHALE MAP Ticker: ASEN (OTC BB)

12 BAKKEN / THREE FORKS OVERVIEW • Opportunity : Diversification across operators, new technology application, horizontal drilling, multistage fracing • Strategy : Targeting an additional acreage and AFE in the Bakken in highly desirable counties for acquisition in 2011 • Leasehold : Mountrail, McKenzie, Williams, Dunn, Divide, Stark, Burke, Billings and Golden Valley counties, North Dakota • Acreage: 32,400 net acres 4 Net Bakken Wells Available for Drilling: 320 acre spacing = 101 net wells 4 Net Three Forks Wells Available for Drilling: 320 acre spacing = 101 net wells Total Williston Basin Drilling Exposure: 202 net wells • Status Participated in 80 gross ( 1 . 4 net) wells to date . Expect to participate in 150 gross ( 6 - 8 net) wells in 2011 . Ticker: ASEN (OTC BB)

13 ACCELERATED BAKKEN GROWTH PLAN • Recent Activity : April 12 , 2011 , acquired 2 , 725 net acres in Mountrail county at an average price of $ 669 /acre . August 26 , 2011 , acquired 13 , 324 net acres over seven counties, including Mountrail, Stark and Williams counties, including two 100 % WI positions at an average price of $ 1 , 194 /acre . Ticker: ASEN (OTC BB) • ASEN believes the successful acquisition of this acreage at attractive pricing will continue to enhance shareholder value . • This acreage can currently be acquired at an average price of $ 1 , 000 - $ 2 , 000 per acre . ASEN’s Increasing Bakken Presence: 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Sep-10 Dec-10 Mar-11 Jun-11

14 WILLISTON BASIN OVERVIEW • The ~ 32 , 300 net acres in the Williston Basin are located primarily in Mountrail, Dunn, Billings, Burke, McKenzie, Stark and Williams counties, North Dakota • ASEN has partnered with the following operators across its Williston Basin acreage position Ticker: ASEN (OTC BB) 8% 15% 24% 10% 2% 2% 5% 9% 4% 4% 4% 4% 9% Brigham Continental EOG Hess Hunt Kodiak Oil & Gas Marathon Oasis OXY Petro-Hunt Slawson XTO Energy Other

15 BAKKEN and THREE FORKS ACTIVITY Ticker: ASEN (OTC BB) • Record drilling activity has significantly intensified the pace of development in the Williston Basin Net Wells and Working Interest Outlook 0 20 40 60 80 100 120 140 160 180 Jan-10 Feb-10Mar-10Apr-10May-10 Jun-10 Jul-10Aug-10Sep-10 Oct-10 Nov-10Dec-10 Jan-11 Feb-11Mar-11Apr-11May-11 North Dakota Average Monthly Rig Count Source: NDIC Department of Minerals • ASEC has paid for 80+ gross wells, for 1.4 net wells through Q3 2011 • Expect 0.5+ additional net wells in AFEs on existing acreage in 2011 • ASEC will look to negotiate assets swaps with select controlling interest positions • We would look to increase net well count through asset swaps by in early 2012 • We expect our average working interest on producing wells to increase from 1 - 2% at FYE 2010 to ~5% in 2012

16 WILLISTON BASIN MAP Ticker: ASEN (OTC BB) ASEN Bakken Acreage By County T 37 N R 54 E T 37 N R 55 E T 37 N R 56 E T 37 N R 53 E T 37 N R 57 E T 37 N R 58 E T 36 N R 53 E T 36 N R 54 E T 36 N R 55 E T 36 N R 56 E T 36 N R 57 E T 36 N R 58 E T 35 N R 53 E T 35 N R 54 E T 35 N R 55 E T 35 N R 56 E T 35 N R 57 E T 35 N R 58 E T 34 N R 55 E T 34 N R 56 E T 34 N R 53 E T 34 N R 54 E T 34 N R 57 E T 34 N R 58 E T 33 N R 53 E T 33 N R 54 E T 33 N R 55 E T 33 N R 56 E T 33 N R 57 E T 33 N R 58 E T 32 N R 59 E T 32 N R 57 E T 32 N R 58 E T 32 N R 55 E T 32 N R 56 E T 32 N R 54 E T 31 N R 54 E T 31 N R 59 E T 31 N R 55 E T 31 N R 56 E T 31 N R 57 E T 31 N R 58 E T 30 N R 57 E T 30 N R 58 E T 30 N R 55 E T 30 N R 56 E T 30 N R 54 E T 30 N R 59 E T 29 N R 59 E T 29 N R 58 E T 29 N R 57 E T 29 N R 56 E T 29 N R 55 E T 29 N R 54 E T 28 N R 56 E T 28 N R 55 ET 28 N R 54 E T 28 N R 59 E T 28 N R 57 E T 28 N R 58 E T 27 N R 59 E T 27 N R 54 E T 27 N R 58 E T 27 N R 56 E T 27 N R 57 E T 27 N R 55 E T 26 N R 59 E T 26 N R 58 E T 26 N R 54 E T 26 N R 55 E T 26 N R 56 E T 26 N R 57 E T 25 N R 58 E T 25 N R 59 E T 25 N R 57 E T 25 N R 54 E T 25 N R 55 E T 25 N R 56 E T 24 N R 57 E T 24 N R 56 E T 24 N R 55 E T 24 N R 60 E T 24 N R 58 E T 24 N R 59 E T 23 N R 60 E T 23 N R 55 E T 23 N R 59 E T 23 N R 58 E T 23 N R 56 E T 23 N R 57 E T 22 N R 55 E T 22 N R 58 E T 22 N R 59 E T 22 N R 60 E T 22 N R 57 E T 22 N R 56 E T 21 N R 60 E T 21 N R 59 E T 21 N R 58 E T 21 N R 56 E T 21 N R 57 E T 21 N R 55 E T 20 N R 56 E T 20 N R 55 E T 20 N R 60 E T 20 N R 59 E T 20 N R 58 E T 20 N R 57 E T 19 N R 58 E T 19 N R 59 E T 19 N R 55 E T 19 N R 60 E T 19 N R 56 E T 19 N R 57 E T 18 N R 55 E T 18 N R 56 E T 18 N R 57 E T 18 N R 58 E T 18 N R 59 E T 18 N R 60 E T 17 N R 56 E T 17 N R 57 E T 17 N R 55 E T 17 N R 58 E T 17 N R 59 E T 17 N R 60 E T 16 N R 55 E T 16 N R 56 E T 16 N R 58 E T 16 N R 57 E T 16 N R 59 E T 16 N R 60 E T 15 N R 55 E T 15 N R 56 E T 15 N R 57 E T 15 N R 58 E T 15 N R 60 E T 15 N R 59 E T 14 N R 57 E T 14 N R 58 E T 14 N R 56 E T 14 N R 59 E T 14 N R 60 E T 14 N R 55 E T 13 N R 59 E T 13 N R 60 E T 13 N R 55 E T 13 N R 56 E T 13 N R 58 E T 13 N R 57 E T 12 N R 61 E T 12 N R 60 E T 12 N R 59 E T 12 N R 58 E T 12 N R 56 E T 12 N R 57 E T 11 N R 61 E T 11 N R 57 E T 11 N R 58 E T 11 N R 60 E T 11 N R 59 E T 11 N R 56 E T 10 N R 56 E T 10 N R 57 E T 10 N R 58 E T 10 N R 61 E T 10 N R 60 E T 10 N R 59 E T 9 N R 59 E T 9 N R 60 E T 9 N R 61 E T 9 N R 58 E T 9 N R 57 E T 9 N R 56 E T 164 N R 80 W T 164 N R 95 W T 164 N R 94 W T 164 N R 88 W T 164 N R 87 W T 164 N R 89 W T 164 N R 93 W T 164 N R 98 W T 164 N R 97 W T 164 N R 96 W T 164 N R 86 W T 164 N R 103 W T 164 N R 99 W T 164 N R 102 W T 164 N R 92 W T 164 N R 81 W T 164 N R 85 W T 164 N R 100 W T 164 N R 101 W T 164 N R 82 W T 164 N R 90 W T 164 N R 84 W T 164 N R 83 W T 164 N R 91 W T 163 N R 91 W T 163 N R 90 W T 163 N R 96 W T 163 N R 95 W T 163 N R 94 W T 163 N R 93 W T 163 N R 92 W T 163 N R 97 W T 163 N R 99 W T 163 N R 98 W T 163 N R 102 W T 163 N R 101 W T 163 N R 88 W T 163 N R 87 W T 163 N R 89 W T 163 N R 103 W T 163 N R 100 W T 163 N R 86 W T 163 N R 85 W T 163 N R 84 W T 163 N R 83 W T 163 N R 80 W T 163 N R 81 W T 163 N R 82 W T 162 N R 95 W T 162 N R 94 W T 162 N R 93 W T 162 N R 96 W T 162 N R 92 W T 162 N R 97 W T 162 N R 91 W T 162 N R 90 W T 162 N R 89 W T 162 N R 98 W T 162 N R 88 W T 162 N R 101 W T 162 N R 100 W T 162 N R 99 W T 162 N R 87 W T 162 N R 102 W T 162 N R 103 W T 162 N R 86 W T 162 N R 82 W T 162 N R 81 W T 162 N R 80 W T 162 N R 85 W T 162 N R 84 W T 162 N R 83 W T 161 N R 95 W T 161 N R 94 W T 161 N R 96 W T 161 N R 93 W T 161 N R 91 W T 161 N R 90 W T 161 N R 89 W T 161 N R 98 W T 161 N R 97 W T 161 N R 92 W T 161 N R 99 W T 161 N R 100 W T 161 N R 101 W T 161 N R 102 W T 161 N R 103 W T 161 N R 81 W T 161 N R 80 W T 161 N R 88 W T 161 N R 87 W T 161 N R 82 W T 161 N R 86 W T 161 N R 85 W T 161 N R 83 W T 161 N R 84 W T 160 N R 93 W T 160 N R 92 W T 160 N R 90 W T 160 N R 99 W T 160 N R 91 W T 160 N R 98 W T 160 N R 96 W T 160 N R 100 W T 160 N R 94 W T 160 N R 97 W T 160 N R 95 W T 160 N R 101 W T 160 N R 103 W T 160 N R 102 W T 160 N R 89 W T 160 N R 81 W T 160 N R 82 W T 160 N R 80 W T 160 N R 83 W T 160 N R 88 W T 160 N R 85 W T 160 N R 87 W T 160 N R 86 W T 160 N R 84 W T 159 N R 94 W T 159 N R 93 W T 159 N R 90 W T 159 N R 89 W T 159 N R 98 W T 159 N R 97 W T 159 N R 92 W T 159 N R 91 W T 159 N R 96 W T 159 N R 95 W T 159 N R 99 W T 159 N R 101 W T 159 N R 100 W T 159 N R 88 W T 159 N R 103 W T 159 N R 102 W T 159 N R 85 W T 159 N R 84 W T 159 N R 86 W T 159 N R 87 W T 159 N R 83 W T 159 N R 82 W T 159 N R 81 W T 158 N R 95 W T 158 N R 94 W T 158 N R 96 W T 158 N R 97 W T 158 N R 103 W T 158 N R 90 W T 158 N R 89 W T 158 N R 93 W T 158 N R 101 W T 158 N R 100 W T 158 N R 92 W T 158 N R 102 W T 158 N R 99 W T 158 N R 98 W T 158 N R 91 W T 158 N R 81 W T 158 N R 85 W T 158 N R 84 W T 158 N R 88 W T 158 N R 83 W T 158 N R 82 W T 158 N R 86 W T 158 N R 87 W T 157 N R 103 W T 157 N R 102 W T 157 N R 94 W T 157 N R 93 W T 157 N R 101 W T 157 N R 100 W T 157 N R 96 W T 157 N R 95 W T 157 N R 97 W T 157 N R 99 W T 157 N R 98 W T 157 N R 92 W T 157 N R 91 W T 157 N R 90 W T 157 N R 81 W T 157 N R 89 W T 157 N R 82 W T 157 N R 88 W T 157 N R 83 W T 157 N R 87 W T 157 N R 86 W T 157 N R 85 W T 157 N R 84 W T 156 N R 90 W T 156 N R 99 W T 156 N R 100 W T 156 N R 101 W T 156 N R 91 W T 156 N R 97 W T 156 N R 102 W T 156 N R 104 W T 156 N R 103 W T 156 N R 98 W T 156 N R 89 W T 156 N R 92 W T 156 N R 96 W T 156 N R 95 W T 156 N R 93 W T 156 N R 82 W T 156 N R 81 W T 156 N R 94 W T 156 N R 83 W T 156 N R 88 W T 156 N R 87 W T 156 N R 84 W T 156 N R 86 W T 156 N R 85 W T 155 N R 98 W T 155 N R 97 W T 155 N R 93 W T 155 N R 92 W T 155 N R 100 W T 155 N R 99 W T 155 N R 96 W T 155 N R 95 W T 155 N R 91 W T 155 N R 94 W T 155 N R 104 W T 155 N R 103 W T 155 N R 101 W T 155 N R 102 W T 155 N R 90 W T 155 N R 89 W T 155 N R 88 W T 155 N R 87 W T 155 N R 82 W T 155 N R 81 W T 155 N R 85 W T 155 N R 84 W T 155 N R 86 W T 155 N R 83 W T 154 N R 102 W T 154 N R 101 W T 154 N R 104 W T 154 N R 103 W T 154 N R 100 W T 154 N R 99 W T 154 N R 97 W T 154 N R 96 W T 154 N R 93 W T 154 N R 92 W T 154 N R 98 W T 154 N R 89 W T 154 N R 88 W T 154 N R 90 W T 154 N R 95 W T 154 N R 91 W T 154 N R 87 W T 154 N R 86 W T 154 N R 81 W T 154 N R 94 W T 154 N R 85 W T 154 N R 83 W T 154 N R 82 W T 154 N R 84 W T 153 N R 104 W T 153 N R 103 W T 153 N R 90 W T 153 N R 89 W T 153 N R 99 W T 153 N R 98 W T 153 N R 97 W T 153 N R 96 W T 153 N R 102 W T 153 N R 93 W T 153 N R 92 W T 153 N R 101 W T 153 N R 91 W T 153 N R 88 W T 153 N R 100 W T 153 N R 95 W T 153 N R 82 W T 153 N R 81 W T 153 N R 85 W T 153 N R 84 W T 153 N R 83 W T 153 N R 87 W T 153 N R 86 W T 153 N R 94 W T 152 N R 99 W T 152 N R 98 W T 152 N R 102 W T 152 N R 103 W T 152 N R 100 W T 152 N R 97 W T 152 N R 101 W T 152 N R 92 W T 152 N R 104 W T 152 N R 91 W T 152 N R 96 W T 152 N R 90 W T 152 N R 89 W T 152 N R 93 W T 152 N R 94 W T 152 N R 88 W T 152 N R 87 W T 152 N R 95 W T 152 N R 86 W T 152 N R 85 W T 152 N R 84 W T 152 N R 83 W T 152 N R 82 W T 151 N R 101 W T 151 N R 100 W T 151 N R 102 W T 151 N R 99 W T 151 N R 94 W T 151 N R 93 W T 151 N R 103 W T 151 N R 98 W T 151 N R 97 W T 151 N R 95 W T 151 N R 92 W T 151 N R 90 W T 151 N R 89 W T 151 N R 91 W T 151 N R 96 W T 151 N R 104 W T 151 N R 84 W T 151 N R 83 W T 151 N R 82 W T 151 N R 88 W T 151 N R 87 W T 151 N R 86 W T 151 N R 85 W T 150 N R 95 W T 150 N R 94 W T 150 N R 96 W T 150 N R 101 W T 150 N R 100 W T 150 N R 93 W T 150 N R 92 W T 150 N R 102 W T 150 N R 99 W T 150 N R 98 W T 150 N R 91 W T 150 N R 97 W T 150 N R 90 W T 150 N R 89 W T 150 N R 103 W T 150 N R 88 W T 150 N R 87 W T 150 N R 104 W T 150 N R 82 W T 150 N R 83 W T 150 N R 86 W T 150 N R 85 W T 150 N R 84 W T 149 N R 95 W T 149 N R 94 W T 149 N R 101 W T 149 N R 100 W T 149 N R 93 W T 149 N R 96 W T 149 N R 99 W T 149 N R 102 W T 149 N R 92 W T 149 N R 91 W T 149 N R 98 W T 149 N R 97 W T 149 N R 103 W T 149 N R 90 W T 149 N R 89 W T 149 N R 104 W T 149 N R 82 W T 149 N R 88 W T 149 N R 87 W T 149 N R 84 W T 149 N R 83 W T 149 N R 86 W T 149 N R 85 W T 148 N R 94 W T 148 N R 93 W T 148 N R 96 W T 148 N R 95 W T 148 N R 103 W T 148 N R 102 W T 148 N R 101 W T 148 N R 92 W T 148 N R 100 W T 148 N R 99 W T 148 N R 97 W T 148 N R 83 W T 148 N R 84 W T 148 N R 91 W T 148 N R 104 W T 148 N R 82 W T 148 N R 98 W T 148 N R 85 W T 148 N R 88 W T 148 N R 87 W T 148 N R 89 W T 148 N R 90 W T 148 N R 105 W T 148 N R 86 W T 147 N R 102 W T 147 N R 101 W T 147 N R 105 W T 147 N R 104 W T 147 N R 103 W T 147 N R 100 W T 147 N R 85 W T 147 N R 84 W T 147 N R 83 W T 147 N R 99 W T 147 N R 82 W T 147 N R 96 W T 147 N R 95 W T 147 N R 98 W T 147 N R 94 W T 147 N R 89 W T 147 N R 88 W T 147 N R 87 W T 147 N R 97 W T 147 N R 86 W T 147 N R 93 W T 147 N R 90 W T 147 N R 91 W T 147 N R 92 W T 146 N R 103 W T 146 N R 102 W T 146 N R 101 W T 146 N R 104 W T 146 N R 105 W T 146 N R 95 W T 146 N R 94 W T 146 N R 96 W T 146 N R 93 W T 146 N R 92 W T 146 N R 100 W T 146 N R 98 W T 146 N R 97 W T 146 N R 86 W T 146 N R 85 W T 146 N R 91 W T 146 N R 82 W T 146 N R 90 W T 146 N R 89 W T 146 N R 83 W T 146 N R 88 W T 146 N R 87 W T 146 N R 84 W T 146 N R 99 W T 145 N R 102 W T 145 N R 101 W T 145 N R 100 W T 145 N R 99 W T 145 N R 93 W T 145 N R 92 W T 145 N R 103 W T 145 N R 91 W T 145 N R 105 W T 145 N R 104 W T 145 N R 98 W T 145 N R 90 W T 145 N R 97 W T 145 N R 96 W T 145 N R 95 W T 145 N R 94 W T 145 N R 89 W T 145 N R 82 W T 145 N R 88 W T 145 N R 83 W T 145 N R 85 W T 145 N R 84 W T 145 N R 86 W T 145 N R 87 W T 144 N R 102 W T 144 N R 101 W T 144 N R 100 W T 144 N R 103 W T 144 N R 93 W T 144 N R 92 W T 144 N R 104 W T 144 N R 105 W T 144 N R 91 W T 144 N R 94 W T 144 N R 99 W T 144 N R 98 W T 144 N R 95 W T 144 N R 86 W T 144 N R 96 W T 144 N R 97 W T 144 N R 83 W T 144 N R 85 W T 144 N R 84 W T 144 N R 87 W T 144 N R 89 W T 144 N R 90 W T 144 N R 88 W T 143 N R 83 W T 143 N R 92 W T 143 N R 91 W T 143 N R 104 W T 143 N R 103 W T 143 N R 89 W T 143 N R 88 W T 143 N R 102 W T 143 N R 90 W T 143 N R 93 W T 143 N R 84 W T 143 N R 87 W T 143 N R 99 W T 143 N R 98 W T 143 N R 86 W T 143 N R 85 W T 143 N R 101 W T 143 N R 100 W T 143 N R 105 W T 143 N R 97 W T 143 N R 96 W T 143 N R 95 W T 143 N R 94 W T 142 N R 83 W T 142 N R 89 W T 142 N R 88 W T 142 N R 91 W T 142 N R 90 W T 142 N R 93 W T 142 N R 92 W T 142 N R 87 W T 142 N R 86 W T 142 N R 85 W T 142 N R 84 W T 142 N R 103 W T 142 N R 102 W T 142 N R 101 W T 142 N R 94 W T 142 N R 105 W T 142 N R 104 W T 142 N R 97 W T 142 N R 96 W T 142 N R 98 W T 142 N R 99 W T 142 N R 95 W T 142 N R 100 W T 141 N R 90 W T 141 N R 89 W T 141 N R 83 W T 141 N R 88 W T 141 N R 91 W T 141 N R 92 W T 141 N R 93 W T 141 N R 98 W T 141 N R 97 W T 141 N R 85 W T 141 N R 84 W T 141 N R 87 W T 141 N R 99 W T 141 N R 96 W T 141 N R 95 W T 141 N R 86 W T 141 N R 100 W T 141 N R 94 W T 141 N R 101 W T 141 N R 105 W T 141 N R 104 W T 141 N R 102 W T 141 N R 103 W T 140 N R 98 W T 140 N R 84 W T 140 N R 83 W T 140 N R 86 W T 140 N R 90 W T 140 N R 87 W T 140 N R 89 W T 140 N R 88 W T 140 N R 85 W T 140 N R 91 W T 140 N R 94 W T 140 N R 93 W T 140 N R 95 W T 140 N R 97 W T 140 N R 96 W T 140 N R 92 W T 140 N R 104 W T 140 N R 103 W T 140 N R 100 W T 140 N R 99 W T 140 N R 106 W T 140 N R 105 W T 140 N R 101 W T 140 N R 102 W T 139 N R 83 W T 139 N R 94 W T 139 N R 93 W T 139 N R 95 W T 139 N R 96 W T 139 N R 103 W T 139 N R 102 W T 139 N R 104 W T 139 N R 92 W T 139 N R 91 W T 139 N R 90 W T 139 N R 105 W T 139 N R 101 W T 139 N R 98 W T 139 N R 97 W T 139 N R 100 W T 139 N R 99 W T 139 N R 84 W T 139 N R 106 W T 139 N R 89 W T 139 N R 88 W T 139 N R 85 W T 139 N R 87 W T 139 N R 86 W T 138 N R 83 W T 138 N R 86 W T 138 N R 85 W T 138 N R 102 W T 138 N R 101 W T 138 N R 98 W T 138 N R 97 W T 138 N R 94 W T 138 N R 93 W T 138 N R 104 W T 138 N R 103 W T 138 N R 92 W T 138 N R 100 W T 138 N R 99 W T 138 N R 91 W T 138 N R 90 W T 138 N R 89 W T 138 N R 87 W T 138 N R 105 W T 138 N R 84 W T 138 N R 88 W T 138 N R 106 W T 138 N R 96 W T 138 N R 95 W T 137 N R 94 W T 137 N R 93 W T 137 N R 92 W T 137 N R 89 W T 137 N R 88 W T 137 N R 91 W T 137 N R 90 W T 137 N R 100 W T 137 N R 99 W T 137 N R 96 W T 137 N R 95 W T 137 N R 87 W T 137 N R 102 W T 137 N R 101 W T 137 N R 103 W T 137 N R 97 W T 137 N R 84 W T 137 N R 83 W T 137 N R 104 W T 137 N R 86 W T 137 N R 105 W T 137 N R 98 W T 137 N R 106 W T 137 N R 85 W T 136 N R 89 W T 136 N R 88 W T 136 N R 84 W T 136 N R 97 W T 136 N R 90 W T 136 N R 94 W T 136 N R 93 W T 136 N R 96 W T 136 N R 92 W T 136 N R 105 W T 136 N R 104 W T 136 N R 102 W T 136 N R 98 W T 136 N R 100 W T 136 N R 99 W T 136 N R 87 W T 136 N R 95 W T 136 N R 101 W T 136 N R 91 W T 136 N R 86 W T 136 N R 85 W T 136 N R 103 W T 136 N R 106 W T 135 N R 86 W T 135 N R 85 W T 135 N R 84 W T 135 N R 87 W T 135 N R 93 W T 135 N R 92 W T 135 N R 88 W T 135 N R 91 W T 135 N R 90 W T 135 N R 89 W T 135 N R 94 W T 135 N R 95 W T 135 N R 96 W T 135 N R 97 W T 135 N R 98 W T 135 N R 103 W T 135 N R 102 W T 135 N R 101 W T 135 N R 100 W T 135 N R 99 W T 135 N R 105 W T 135 N R 104 W T 135 N R 106 W BOTTINEAU DIVIDE BURKE RENVILLE SHERIDAN WARD WILLIAMS ROOSEVELT MOUNTRAIL RICHLAND MCKENZIE MCLEAN DUNN MERCER WIBAUX BILLINGS GOLDEN VALLEY OLIVER STARK MORTON SLOPE HETTINGER WILLISTON_BASIN_2 - WILLISTON_BASIN FEET 0 112,297 PETRA 5/16/2011 2:46:23 PM County % of Total Bakken Acreage Billings 1.0% Burke 15.5% Divide 8.8% Dunn 7.7% Golden Valley 7.0% McKenzie 6.8% Mountrail 22.7% Stark 17.1% Williams 13.4%

17 WILLISTON BASIN MAP Ticker: ASEN (OTC BB) • 175 + Active Rigs in the Williston Basin • ASEN is currently participating in 80 + gross wells • Much of ASEN’s acreage position is in close proximity to higher EUR wells in Mountrail, McKenzie and southern Burke counties • ASEN also maintains sizeable positions in Stark and Williams Counties . T 37 N R 54 E T 37 N R 55 E T 37 N R 56 E T 37 N R 53 E T 37 N R 57 E T 37 N R 58 E T 36 N R 53 E T 36 N R 54 E T 36 N R 55 E T 36 N R 56 E T 36 N R 57 E T 36 N R 58 E T 35 N R 53 E T 35 N R 54 E T 35 N R 55 E T 35 N R 56 E T 35 N R 57 E T 35 N R 58 E T 34 N R 55 E T 34 N R 56 E T 34 N R 53 E T 34 N R 54 E T 34 N R 57 E T 34 N R 58 E T 33 N R 53 E T 33 N R 54 E T 33 N R 55 E T 33 N R 56 E T 33 N R 57 E T 33 N R 58 E T 32 N R 59 E T 32 N R 57 E T 32 N R 58 E T 32 N R 55 E T 32 N R 56 E T 32 N R 54 E T 31 N R 54 E T 31 N R 59 E T 31 N R 55 E T 31 N R 56 E T 31 N R 57 E T 31 N R 58 E T 30 N R 57 E T 30 N R 58 E T 30 N R 55 E T 30 N R 56 E T 30 N R 54 E T 30 N R 59 E T 29 N R 59 E T 29 N R 58 E T 29 N R 57 E T 29 N R 56 E T 29 N R 55 E T 29 N R 54 E T 28 N R 56 E T 28 N R 55 ET 28 N R 54 E T 28 N R 59 E T 28 N R 57 E T 28 N R 58 E T 27 N R 59 E T 27 N R 54 E T 27 N R 58 E T 27 N R 56 E T 27 N R 57 E T 27 N R 55 E T 26 N R 59 E T 26 N R 58 E T 26 N R 54 E T 26 N R 55 E T 26 N R 56 E T 26 N R 57 E T 25 N R 58 E T 25 N R 59 E T 25 N R 57 E T 25 N R 54 E T 25 N R 55 E T 25 N R 56 E T 24 N R 57 E T 24 N R 56 E T 24 N R 55 E T 24 N R 60 E T 24 N R 58 E T 24 N R 59 E T 23 N R 60 E T 23 N R 55 E T 23 N R 59 E T 23 N R 58 E T 23 N R 56 E T 23 N R 57 E T 22 N R 55 E T 22 N R 58 E T 22 N R 59 E T 22 N R 60 E T 22 N R 57 E T 22 N R 56 E T 21 N R 60 E T 21 N R 59 E T 21 N R 58 E T 21 N R 56 E T 21 N R 57 E T 21 N R 55 E T 20 N R 56 E T 20 N R 55 E T 20 N R 60 E T 20 N R 59 E T 20 N R 58 E T 20 N R 57 E T 19 N R 58 E T 19 N R 59 E T 19 N R 55 E T 19 N R 60 E T 19 N R 56 E T 19 N R 57 E T 18 N R 55 E T 18 N R 56 E T 18 N R 57 E T 18 N R 58 E T 18 N R 59 E T 18 N R 60 E T 17 N R 56 E T 17 N R 57 E T 17 N R 55 E T 17 N R 58 E T 17 N R 59 E T 17 N R 60 E T 16 N R 55 E T 16 N R 56 E T 16 N R 58 E T 16 N R 57 E T 16 N R 59 E T 16 N R 60 E T 15 N R 55 E T 15 N R 56 E T 15 N R 57 E T 15 N R 58 E T 15 N R 60 E T 15 N R 59 E T 14 N R 57 E T 14 N R 58 E T 14 N R 56 E T 14 N R 59 E T 14 N R 60 E T 14 N R 55 E T 13 N R 59 E T 13 N R 60 E T 13 N R 55 E T 13 N R 56 E T 13 N R 58 E T 13 N R 57 E T 12 N R 61 E T 12 N R 60 E T 12 N R 59 E T 12 N R 58 E T 12 N R 56 E T 12 N R 57 E T 11 N R 61 E T 11 N R 57 E T 11 N R 58 E T 11 N R 60 E T 11 N R 59 E T 11 N R 56 E T 10 N R 56 E T 10 N R 57 E T 10 N R 58 E T 10 N R 61 E T 10 N R 60 E T 10 N R 59 E T 9 N R 59 E T 9 N R 60 E T 9 N R 61 E T 9 N R 58 E T 9 N R 57 E T 9 N R 56 E T 164 N R 80 W T 164 N R 95 W T 164 N R 94 W T 164 N R 88 W T 164 N R 87 W T 164 N R 89 W T 164 N R 93 W T 164 N R 98 W T 164 N R 97 W T 164 N R 96 W T 164 N R 86 W T 164 N R 103 W T 164 N R 99 W T 164 N R 102 W T 164 N R 92 W T 164 N R 81 W T 164 N R 85 W T 164 N R 100 W T 164 N R 101 W T 164 N R 82 W T 164 N R 90 W T 164 N R 84 W T 164 N R 83 W T 164 N R 91 W T 163 N R 91 W T 163 N R 90 W T 163 N R 96 W T 163 N R 95 W T 163 N R 94 W T 163 N R 93 W T 163 N R 92 W T 163 N R 97 W T 163 N R 99 W T 163 N R 98 W T 163 N R 102 W T 163 N R 101 W T 163 N R 88 W T 163 N R 87 W T 163 N R 89 W T 163 N R 103 W T 163 N R 100 W T 163 N R 86 W T 163 N R 85 W T 163 N R 84 W T 163 N R 83 W T 163 N R 80 W T 163 N R 81 W T 163 N R 82 W T 162 N R 95 W T 162 N R 94 W T 162 N R 93 W T 162 N R 96 W T 162 N R 92 W T 162 N R 97 W T 162 N R 91 W T 162 N R 90 W T 162 N R 89 W T 162 N R 98 W T 162 N R 88 W T 162 N R 101 W T 162 N R 100 W T 162 N R 99 W T 162 N R 87 W T 162 N R 102 W T 162 N R 103 W T 162 N R 86 W T 162 N R 82 W T 162 N R 81 W T 162 N R 80 W T 162 N R 85 W T 162 N R 84 W T 162 N R 83 W T 161 N R 95 W T 161 N R 94 W T 161 N R 96 W T 161 N R 93 W T 161 N R 91 W T 161 N R 90 W T 161 N R 89 W T 161 N R 98 W T 161 N R 97 W T 161 N R 92 W T 161 N R 99 W T 161 N R 100 W T 161 N R 101 W T 161 N R 102 W T 161 N R 103 W T 161 N R 81 W T 161 N R 80 W T 161 N R 88 W T 161 N R 87 W T 161 N R 82 W T 161 N R 86 W T 161 N R 85 W T 161 N R 83 W T 161 N R 84 W T 160 N R 93 W T 160 N R 92 W T 160 N R 90 W T 160 N R 99 W T 160 N R 91 W T 160 N R 98 W T 160 N R 96 W T 160 N R 100 W T 160 N R 94 W T 160 N R 97 W T 160 N R 95 W T 160 N R 101 W T 160 N R 103 W T 160 N R 102 W T 160 N R 89 W T 160 N R 81 W T 160 N R 82 W T 160 N R 80 W T 160 N R 83 W T 160 N R 88 W T 160 N R 85 W T 160 N R 87 W T 160 N R 86 W T 160 N R 84 W T 159 N R 94 W T 159 N R 93 W T 159 N R 90 W T 159 N R 89 W T 159 N R 98 W T 159 N R 97 W T 159 N R 92 W T 159 N R 91 W T 159 N R 96 W T 159 N R 95 W T 159 N R 99 W T 159 N R 101 W T 159 N R 100 W T 159 N R 88 W T 159 N R 103 W T 159 N R 102 W T 159 N R 85 W T 159 N R 84 W T 159 N R 86 W T 159 N R 87 W T 159 N R 83 W T 159 N R 82 W T 159 N R 81 W T 158 N R 95 W T 158 N R 94 W T 158 N R 96 W T 158 N R 97 W T 158 N R 103 W T 158 N R 90 W T 158 N R 89 W T 158 N R 93 W T 158 N R 101 W T 158 N R 100 W T 158 N R 92 W T 158 N R 102 W T 158 N R 99 W T 158 N R 98 W T 158 N R 91 W T 158 N R 81 W T 158 N R 85 W T 158 N R 84 W T 158 N R 88 W T 158 N R 83 W T 158 N R 82 W T 158 N R 86 W T 158 N R 87 W T 157 N R 103 W T 157 N R 102 W T 157 N R 94 W T 157 N R 93 W T 157 N R 101 W T 157 N R 100 W T 157 N R 96 W T 157 N R 95 W T 157 N R 97 W T 157 N R 99 W T 157 N R 98 W T 157 N R 92 W T 157 N R 91 W T 157 N R 90 W T 157 N R 81 W T 157 N R 89 W T 157 N R 82 W T 157 N R 88 W T 157 N R 83 W T 157 N R 87 W T 157 N R 86 W T 157 N R 85 W T 157 N R 84 W T 156 N R 90 W T 156 N R 99 W T 156 N R 100 W T 156 N R 101 W T 156 N R 91 W T 156 N R 97 W T 156 N R 102 W T 156 N R 104 W T 156 N R 103 W T 156 N R 98 W T 156 N R 89 W T 156 N R 92 W T 156 N R 96 W T 156 N R 95 W T 156 N R 93 W T 156 N R 82 W T 156 N R 81 W T 156 N R 94 W T 156 N R 83 W T 156 N R 88 W T 156 N R 87 W T 156 N R 84 W T 156 N R 86 W T 156 N R 85 W T 155 N R 98 W T 155 N R 97 W T 155 N R 93 W T 155 N R 92 W T 155 N R 100 W T 155 N R 99 W T 155 N R 96 W T 155 N R 95 W T 155 N R 91 W T 155 N R 94 W T 155 N R 104 W T 155 N R 103 W T 155 N R 101 W T 155 N R 102 W T 155 N R 90 W T 155 N R 89 W T 155 N R 88 W T 155 N R 87 W T 155 N R 82 W T 155 N R 81 W T 155 N R 85 W T 155 N R 84 W T 155 N R 86 W T 155 N R 83 W T 154 N R 102 W T 154 N R 101 W T 154 N R 104 W T 154 N R 103 W T 154 N R 100 W T 154 N R 99 W T 154 N R 97 W T 154 N R 96 W T 154 N R 93 W T 154 N R 92 W T 154 N R 98 W T 154 N R 89 W T 154 N R 88 W T 154 N R 90 W T 154 N R 95 W T 154 N R 91 W T 154 N R 87 W T 154 N R 86 W T 154 N R 81 W T 154 N R 94 W T 154 N R 85 W T 154 N R 83 W T 154 N R 82 W T 154 N R 84 W T 153 N R 104 W T 153 N R 103 W T 153 N R 90 W T 153 N R 89 W T 153 N R 99 W T 153 N R 98 W T 153 N R 97 W T 153 N R 96 W T 153 N R 102 W T 153 N R 93 W T 153 N R 92 W T 153 N R 101 W T 153 N R 91 W T 153 N R 88 W T 153 N R 100 W T 153 N R 95 W T 153 N R 82 W T 153 N R 81 W T 153 N R 85 W T 153 N R 84 W T 153 N R 83 W T 153 N R 87 W T 153 N R 86 W T 153 N R 94 W T 152 N R 99 W T 152 N R 98 W T 152 N R 102 W T 152 N R 103 W T 152 N R 100 W T 152 N R 97 W T 152 N R 101 W T 152 N R 92 W T 152 N R 104 W T 152 N R 91 W T 152 N R 96 W T 152 N R 90 W T 152 N R 89 W T 152 N R 93 W T 152 N R 94 W T 152 N R 88 W T 152 N R 87 W T 152 N R 95 W T 152 N R 86 W T 152 N R 85 W T 152 N R 84 W T 152 N R 83 W T 152 N R 82 W T 151 N R 101 W T 151 N R 100 W T 151 N R 102 W T 151 N R 99 W T 151 N R 94 W T 151 N R 93 W T 151 N R 103 W T 151 N R 98 W T 151 N R 97 W T 151 N R 95 W T 151 N R 92 W T 151 N R 90 W T 151 N R 89 W T 151 N R 91 W T 151 N R 96 W T 151 N R 104 W T 151 N R 84 W T 151 N R 83 W T 151 N R 82 W T 151 N R 88 W T 151 N R 87 W T 151 N R 86 W T 151 N R 85 W T 150 N R 95 W T 150 N R 94 W T 150 N R 96 W T 150 N R 101 W T 150 N R 100 W T 150 N R 93 W T 150 N R 92 W T 150 N R 102 W T 150 N R 99 W T 150 N R 98 W T 150 N R 91 W T 150 N R 97 W T 150 N R 90 W T 150 N R 89 W T 150 N R 103 W T 150 N R 88 W T 150 N R 87 W T 150 N R 104 W T 150 N R 82 W T 150 N R 83 W T 150 N R 86 W T 150 N R 85 W T 150 N R 84 W T 149 N R 95 W T 149 N R 94 W T 149 N R 101 W T 149 N R 100 W T 149 N R 93 W T 149 N R 96 W T 149 N R 99 W T 149 N R 102 W T 149 N R 92 W T 149 N R 91 W T 149 N R 98 W T 149 N R 97 W T 149 N R 103 W T 149 N R 90 W T 149 N R 89 W T 149 N R 104 W T 149 N R 82 W T 149 N R 88 W T 149 N R 87 W T 149 N R 84 W T 149 N R 83 W T 149 N R 86 W T 149 N R 85 W T 148 N R 94 W T 148 N R 93 W T 148 N R 96 W T 148 N R 95 W T 148 N R 103 W T 148 N R 102 W T 148 N R 101 W T 148 N R 92 W T 148 N R 100 W T 148 N R 99 W T 148 N R 97 W T 148 N R 83 W T 148 N R 84 W T 148 N R 91 W T 148 N R 104 W T 148 N R 82 W T 148 N R 98 W T 148 N R 85 W T 148 N R 88 W T 148 N R 87 W T 148 N R 89 W T 148 N R 90 W T 148 N R 105 W T 148 N R 86 W T 147 N R 102 W T 147 N R 101 W T 147 N R 105 W T 147 N R 104 W T 147 N R 103 W T 147 N R 100 W T 147 N R 85 W T 147 N R 84 W T 147 N R 83 W T 147 N R 99 W T 147 N R 82 W T 147 N R 96 W T 147 N R 95 W T 147 N R 98 W T 147 N R 94 W T 147 N R 89 W T 147 N R 88 W T 147 N R 87 W T 147 N R 97 W T 147 N R 86 W T 147 N R 93 W T 147 N R 90 W T 147 N R 91 W T 147 N R 92 W T 146 N R 103 W T 146 N R 102 W T 146 N R 101 W T 146 N R 104 W T 146 N R 105 W T 146 N R 95 W T 146 N R 94 W T 146 N R 96 W T 146 N R 93 W T 146 N R 92 W T 146 N R 100 W T 146 N R 98 W T 146 N R 97 W T 146 N R 86 W T 146 N R 85 W T 146 N R 91 W T 146 N R 82 W T 146 N R 90 W T 146 N R 89 W T 146 N R 83 W T 146 N R 88 W T 146 N R 87 W T 146 N R 84 W T 146 N R 99 W T 145 N R 102 W T 145 N R 101 W T 145 N R 100 W T 145 N R 99 W T 145 N R 93 W T 145 N R 92 W T 145 N R 103 W T 145 N R 91 W T 145 N R 105 W T 145 N R 104 W T 145 N R 98 W T 145 N R 90 W T 145 N R 97 W T 145 N R 96 W T 145 N R 95 W T 145 N R 94 W T 145 N R 89 W T 145 N R 82 W T 145 N R 88 W T 145 N R 83 W T 145 N R 85 W T 145 N R 84 W T 145 N R 86 W T 145 N R 87 W T 144 N R 102 W T 144 N R 101 W T 144 N R 100 W T 144 N R 103 W T 144 N R 93 W T 144 N R 92 W T 144 N R 104 W T 144 N R 105 W T 144 N R 91 W T 144 N R 94 W T 144 N R 99 W T 144 N R 98 W T 144 N R 95 W T 144 N R 86 W T 144 N R 96 W T 144 N R 97 W T 144 N R 83 W T 144 N R 85 W T 144 N R 84 W T 144 N R 87 W T 144 N R 89 W T 144 N R 90 W T 144 N R 88 W T 143 N R 83 W T 143 N R 92 W T 143 N R 91 W T 143 N R 104 W T 143 N R 103 W T 143 N R 89 W T 143 N R 88 W T 143 N R 102 W T 143 N R 90 W T 143 N R 93 W T 143 N R 84 W T 143 N R 87 W T 143 N R 99 W T 143 N R 98 W T 143 N R 86 W T 143 N R 85 W T 143 N R 101 W T 143 N R 100 W T 143 N R 105 W T 143 N R 97 W T 143 N R 96 W T 143 N R 95 W T 143 N R 94 W T 142 N R 83 W T 142 N R 89 W T 142 N R 88 W T 142 N R 91 W T 142 N R 90 W T 142 N R 93 W T 142 N R 92 W T 142 N R 87 W T 142 N R 86 W T 142 N R 85 W T 142 N R 84 W T 142 N R 103 W T 142 N R 102 W T 142 N R 101 W T 142 N R 94 W T 142 N R 105 W T 142 N R 104 W T 142 N R 97 W T 142 N R 96 W T 142 N R 98 W T 142 N R 99 W T 142 N R 95 W T 142 N R 100 W T 141 N R 90 W T 141 N R 89 W T 141 N R 83 W T 141 N R 88 W T 141 N R 91 W T 141 N R 92 W T 141 N R 93 W T 141 N R 98 W T 141 N R 97 W T 141 N R 85 W T 141 N R 84 W T 141 N R 87 W T 141 N R 99 W T 141 N R 96 W T 141 N R 95 W T 141 N R 86 W T 141 N R 100 W T 141 N R 94 W T 141 N R 101 W T 141 N R 105 W T 141 N R 104 W T 141 N R 102 W T 141 N R 103 W T 140 N R 98 W T 140 N R 84 W T 140 N R 83 W T 140 N R 86 W T 140 N R 90 W T 140 N R 87 W T 140 N R 89 W T 140 N R 88 W T 140 N R 85 W T 140 N R 91 W T 140 N R 94 W T 140 N R 93 W T 140 N R 95 W T 140 N R 97 W T 140 N R 96 W T 140 N R 92 W T 140 N R 104 W T 140 N R 103 W T 140 N R 100 W T 140 N R 99 W T 140 N R 106 W T 140 N R 105 W T 140 N R 101 W T 140 N R 102 W T 139 N R 83 W T 139 N R 94 W T 139 N R 93 W T 139 N R 95 W T 139 N R 96 W T 139 N R 103 W T 139 N R 102 W T 139 N R 104 W T 139 N R 92 W T 139 N R 91 W T 139 N R 90 W T 139 N R 105 W T 139 N R 101 W T 139 N R 98 W T 139 N R 97 W T 139 N R 100 W T 139 N R 99 W T 139 N R 84 W T 139 N R 106 W T 139 N R 89 W T 139 N R 88 W T 139 N R 85 W T 139 N R 87 W T 139 N R 86 W T 138 N R 83 W T 138 N R 86 W T 138 N R 85 W T 138 N R 102 W T 138 N R 101 W T 138 N R 98 W T 138 N R 97 W T 138 N R 94 W T 138 N R 93 W T 138 N R 104 W T 138 N R 103 W T 138 N R 92 W T 138 N R 100 W T 138 N R 99 W T 138 N R 91 W T 138 N R 90 W T 138 N R 89 W T 138 N R 87 W T 138 N R 105 W T 138 N R 84 W T 138 N R 88 W T 138 N R 106 W T 138 N R 96 W T 138 N R 95 W T 137 N R 94 W T 137 N R 93 W T 137 N R 92 W T 137 N R 89 W T 137 N R 88 W T 137 N R 91 W T 137 N R 90 W T 137 N R 100 W T 137 N R 99 W T 137 N R 96 W T 137 N R 95 W T 137 N R 87 W T 137 N R 102 W T 137 N R 101 W T 137 N R 103 W T 137 N R 97 W T 137 N R 84 W T 137 N R 83 W T 137 N R 104 W T 137 N R 86 W T 137 N R 105 W T 137 N R 98 W T 137 N R 106 W T 137 N R 85 W T 136 N R 89 W T 136 N R 88 W T 136 N R 84 W T 136 N R 97 W T 136 N R 90 W T 136 N R 94 W T 136 N R 93 W T 136 N R 96 W T 136 N R 92 W T 136 N R 105 W T 136 N R 104 W T 136 N R 102 W T 136 N R 98 W T 136 N R 100 W T 136 N R 99 W T 136 N R 87 W T 136 N R 95 W T 136 N R 101 W T 136 N R 91 W T 136 N R 86 W T 136 N R 85 W T 136 N R 103 W T 136 N R 106 W T 135 N R 86 W T 135 N R 85 W T 135 N R 84 W T 135 N R 87 W T 135 N R 93 W T 135 N R 92 W T 135 N R 88 W T 135 N R 91 W T 135 N R 90 W T 135 N R 89 W T 135 N R 94 W T 135 N R 95 W T 135 N R 96 W T 135 N R 97 W T 135 N R 98 W T 135 N R 103 W T 135 N R 102 W T 135 N R 101 W T 135 N R 100 W T 135 N R 99 W T 135 N R 105 W T 135 N R 104 W T 135 N R 106 W BOTTINEAU DIVIDE BURKE RENVILLE SHERIDAN WARD WILLIAMS ROOSEVELT MOUNTRAIL RICHLAND MCKENZIE MCLEAN DUNN MERCER WIBAUX BILLINGS GOLDEN VALLEY OLIVER STARK MORTON SLOPE HETTINGER SHELL MERIDIAN BASIC APACHE WHITING JERRY WHITING W. SUMMIT WHITING COASTAL CONOCOPHILLIPS JERRY BASIC MISSOURI KELLY MERIDIAN BURLINGTON KAISER-FRANCIS JERRY CITATION WHITING CITATION JERRY ST. MISSOURI BURLINGTON WHITING WESTPORT FLORIDA BURLINGTON NANCE ST. ST. MISSOURI WILLISTON NANCE SUMMIT SUMMIT CITATION SUMMIT BTA XTO BTA JETTISON WILLISTON BTA CONDOR JETTISON CONTINENTAL GALAXY CITATION ENCORE MARATHON GEOLINEAR ORION TEXACO FILCO ENCORE RIGEL RIGEL WESCO PETRO-HUNT ANR ST. WESCO PETRO-HUNT SLAWSON PRIDE HILLIARD TEXACO APACHE ANR ANR ANR ST. ST. HILLIARD SLAWSON ENCORE RANCH ENCORE EQUITABLE CHAPARRAL AMPOLEX BASIC PHILLIP BURLINGTON PETRO-HUNT ST. ST. ENCORE ASTRAL PETRO-HUNT FILCO ST. RANCH BURLINGTON ARSENAL EAGLE PANAMERICANINTERNATIONAL TEXAKOTA TEXAKOTA BERCO RIO PINTAIL GALAXY OCEAN JENEX GALAXY SAMUEL SAMUEL SAMUEL MUREX DEPCO BERCO TEXAKOTA CHEVRON BURLINGTON MERIDIAN JETTISON BURLINGTON BURLINGTON SLAWSON ST. WHITING ST. MERIDIAN PRIDE CHESAPEAKE BASIC BURLINGTON CONDOR ST. PETRO-HUNT CONSTRUCTION KISSINGER CITATION SHELL SHELL BURLINGTON ANR BASIC CHOCTAW WHITING SAMUEL WHITING BASIC WHITING BURLINGTON MERIDIAN WHITING WHITING BTA MERIDIAN BURLINGTON WHITING JP WHITING WHITING WHITING WHITING BURLINGTON WHITING ABRAXAS WHITING WHITING BURLINGTON JP BURLINGTON ST. AXEM PETRO-HUNT ST. WHITING WHITING SUMMIT CHOCTAW WHITING PRIDE XTO SUMMIT WHITING WHITING WHITING WHITING PRIDE XTO ST. XTO JP BURLINGTON XTO JP XTO CHOCTAW WHITING XTO JP ABRAXAS XTO ENCORE ENCORE WHITING BASIC CENEX BTA CHOCTAW ENCORE XTO ST. ENCORE WHITING ENCORE WHITING WHITING WHITING ABRAXAS WHITING XTO CONTINENTAL BERCO CITATION SAMSON ORION ANSCHUTZ AMERICAN ANADARKO CONOCOPHILLIPS WHITING CHAPARRAL ENCORE BURLINGTON ENCORE ENCORE ST. ST. ST. BTA PHILLIP ST. ST. ANR PARKWAY WHITING ST. BURLINGTON ST. ST. PHILLIP ST. ST. ST. ST. MERIDIAN BURLINGTON ST. ST. PACIFIC ST. ST. BURLINGTON BURLINGTON BURLINGTON WHITING ST. ENDEAVOR HUNT FILCO ST. ST. ST. WHITING BURLINGTON CONOCOPHILLIPS ST. ST. ST. ST. ST. ST. ST. BURLINGTON RANCH ST. WHITING ST. ST. BURLINGTON CHAPARRAL RANCH ST. MISSOURI ST. ST. ST. RANCH ST. ST. ST. ST. ENCORE WHITING ST. BURLINGTON ST. ST. ST. RANCH BURLINGTON ST. XTO GRIFFON ST. BURLINGTON BURLINGTON ST. BURLINGTON BTA WHITING ST. ST. ST. ST. WHITING PROSPECTIVE PRIDE ST. XTO BURLINGTON CONDOR XTO LEEDE TEXAKOTA TEXAKOTA MISSOURI ORYX HESS MUREX BURLINGTON BASIC WHITING MISSOURI ABRAXAS XTO MISSOURI ST. WHITING PENNZOIL ST. ENERPLUS HESS THE MARATHON XTO BURNETT BURLINGTON WHITING XTO BURLINGTON WHITING WHITING ST. PETRO-HUNT AMERICAN G3 CARL ST. WHITING RANCH BURLINGTON CHAPARRAL WHITING WHITING XTO BURLINGTON WHITING ST. BTA BURLINGTON CONTINENTAL ARMSTRONG XTO ST. BTA ENCORE ST. ARMSTRONG CHOCTAW SAMSON ENCORE ST. BURLINGTON WHITING ST. ST. BURLINGTON ST. ST. BURLINGTON WHITING XTO WHITING BTA XTO CONTINENTAL ST. XTO XTO BAYTEX ANSCHUTZ ST. HESS WHITING XTO XTO EAGLE MARATHON ST. BURLINGTON SAMSON WHITING SUMMIT BTA SAMSON ANSCHUTZ HESS ST. XTO BURLINGTON HESS MUREX OTCR MARATHON HESS BTA XTO SAMSON HESS MUREX XTO ENCORE HESS WHITING SUMMIT PETRO-HUNT MUREX WHITING MUREX HESS ST. XTO CONTINENTAL BAYTEX ANSCHUTZ OTCR MISSOURI ARMSTRONG XTO SLAWSON MUREX WHITING MARATHON HESS SAMSON XTO KODIAK HESS EOG WHITING ANSCHUTZ CONTINENTAL ANSCHUTZ WHITING WHITING BRIGHAM MARATHON MUREX HESS XTO ANSCHUTZ MARATHON ENCORE HESS HESS BRIGHAM MUREX PETRO-HUNT XTO KODIAK ENCORE XTO CONTINENTAL ANSCHUTZ EOG XTO CONTINENTAL HESS MUREX MARATHON BRIGHAM ANSCHUTZ MARATHON XTO CONTINENTAL ANSCHUTZ XTO PDC KODIAK BURLINGTON EOG XTO MUREX HESS CONTINENTAL CONTINENTAL EVERTSON HESS SAMSON CONTINENTAL ENCORE ANSCHUTZ ST. 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EOG EOG EOG EOG WHITING EOG FIDELITY EOG EOG EOG WHITING EOG HESS HESS BRIGHAM HESS HESS EOG MUREX WHITING XTO HESS PEAK BURLINGTON WHITING SLAWSON MUREX BURLINGTON EOG HUNT OASIS CONTINENTAL WHITING EOG CONTINENTAL SAMSON MARATHON PENN-VIRGINIA CONTINENTAL MARATHON MARATHON TRACKER HELIS PETRO-HUNT CONTINENTAL HESS BURLINGTON BURLINGTON WHITING EOG EOG FIDELITY HUNT EOG EOG HESS BURLINGTON SINCLAIR OASIS MARATHON NEWFIELD MARATHON CONTINENTAL MARATHON PEAK CONTINENTAL PENN-VIRGINIA MARATHON MARATHON KODIAK MARATHON BURLINGTON SLAWSON WHITING EOG EOG FIDELITY WHITING EOG WHITING HESS EOG SLAWSON BRIGHAM HESS HUNT EOG SLAWSON HESS CONTINENTAL CONTINENTAL HESS EOG EOG EOG CONTINENTAL HESS HESS XTO TRACKER MARATHON HELIS MARATHON ST. SUMMIT ST. OASIS CONTINENTAL SAMSON MARATHON MARATHON CONTINENTAL BURLINGTON MARATHON TRACKER MARATHON HELIS BURLINGTON ENCORE EOG MARATHON EOG EOG WHITING FIDELITY HESS EOG EOG HESS MUREX SLAWSON BRIGHAM HESS MUREX ENCORE XTO ENCORE CONTINENTAL ENCORE BURLINGTON HESS HESS MARATHON EOG CONTINENTAL MARATHON BURLINGTON HUNT OASIS MARATHON CONTINENTAL SAMSON MARATHON MARATHON PEAK MARATHON BURLINGTON SUMMIT BURLINGTON NEWFIELD HESS BURLINGTON BURLINGTON BURLINGTON XTO MARATHON EOG FIDELITY SINCLAIR EOG OASIS OASIS WHITING HESS HUNT HESS TRACKER BRIGHAM WHITING WHITING SLAWSON ST. 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EOG EOG EOG HESS HESS HESS FIDELITY HESS XTO CONTINENTAL CONTINENTAL CONTINENTAL TRACKER BURLINGTON WHITING MARATHON BURLINGTON HUNT HESS FIDELITY QUESTAR TRACKER EOG MUREX WHITING HESS HESS MARATHON MARATHON SLAWSON WHITING MARATHON MARATHON BURLINGTON EOG HESS KODIAK BURLINGTON TRACKER ZENERGY BURLINGTON HESS CONTINENTAL KODIAK NEWFIELD MARATHON ANSCHUTZ CONTINENTAL SAMSON FIDELITY XTO WHITING FIDELITY MARATHON TRACKER EOG XTO EOG EOG SLAWSON BURLINGTON XTO EOG BURLINGTON PANTHER FIDELITY PEAK SINCLAIR SLAWSON NEWFIELD ENCORE PEAK WHITING CONTINENTAL MARATHON BURLINGTON BURLINGTON XTO SLAWSON XTO TRACKER MARATHON HESS BURLINGTON CONTINENTAL ANSCHUTZ BURLINGTON OASIS MUREX HESS XTO ST. HESS XTO STETSON HESS HUNT BURLINGTON MARATHON EOG BURLINGTON WHITING BURLINGTON EOG XTO OASIS SLAWSON MARATHON SLAWSON HESS EOG MARATHON EOG ZENERGY TRACKER EOG BAYTEX EOG ANSCHUTZ ST. EOG WHITING NEWFIELD CIRQUE BRIGHAM BRIGHAM CONTINENTAL MARATHON OASIS KODIAK HESS PEAK SINCLAIR BURLINGTON HUNT SAGEBRUSH NEWFIELD CONTINENTAL CONTINENTAL HUNT HESS HESS CONTINENTAL HUNT TRACKER MARATHON MARATHON SLAWSON SLAWSON FIDELITY MARATHON HESS WHITING CONTINENTAL MARATHON HESS WHITING SLAWSON HESS SLAWSON CONTINENTAL OASIS BRIGHAM BURLINGTON MARATHON WHITING FIDELITY EOG CONTINENTAL MUREX XTO EOG KODIAK XTO EOG TRACKER EOG WHITING HUNT WHITING XTO CONTINENTAL MARATHON MARATHON MARATHON HESS WHITING BURLINGTON WHITING MARATHON ENCORE XTO PETRO-HUNT WINDSOR TRACKER XTO HESS BURLINGTON HESS FIDELITY WHITING SLAWSON HESS HUNT NEWFIELD CONTINENTAL ANSCHUTZ EOG CONTINENTAL ZENERGY BURLINGTON WHITING EOG MARATHON MARATHON MARATHON XTO MARATHON PETRO-HUNT KODIAK BURLINGTON SUMMIT ENCORE HESS HESS BURLINGTON SLAWSON ZENERGY WHITING XTO BURLINGTON XTO MARATHON FIDELITY CONTINENTAL XTO CONTINENTAL EOG EOG XTO ZENERGY BAYTEX MARATHON EOG EOG EOG EOG XTO EOG WHITING WHITING MARATHON WHITING HESS EOG HUNT CIRQUE TRACKER HUNT KODIAK CONTINENTAL MARATHON ANSCHUTZ FIDELITY MARATHON XTO EOG WHITING ZENERGY PETRO-HUNT SLAWSON HESS EOG EOG EOG EOG PEAK ZENERGY BRIGHAM EOG HESS XTO CONTINENTAL EOG XTO EOG EOG EOG EOG EOG EOG EOG EOG MARATHON KODIAK EOG EOG EOG HUNT PETRO-HUNT WHITING CONTINENTAL BURLINGTON EOG ANSCHUTZ EOG HESS EOG NEWFIELD EOG OASIS EOG EOG EOG MARATHON WHITING XTO ZENERGY QUESTAR SLAWSON EOG EOG EOG EOG XTO EOG EOG EOG EOG XTO MARATHON SLAWSON PEAK EOG EOG SAMSON EOG WHITING HESS EOG TRACKER HUNT BURLINGTON HESS TRACKER MUREX WHITING EOG CONTINENTAL CONTINENTAL HESS EOG SLAWSON WHITING WHITING FIDELITY HUNT NEWFIELD SLAWSON BURLINGTON BRIGHAM CONTINENTAL PEAK_PROD - PEAK_BOE_PER_DAY - PEAK_BOE_PER_DAY FEET 0 112,297 PETRA 5/16/2011 2:43:25 PM

18 BAKKEN / THREE FORKS WELL ECONOMICS Well Economics • Gross EUR / Well ~ 500 Mboe • Well Cost ~ $ 8 . 5 Million • Net Revenue Interest ~ 82 . 0% • PV - 10 Value per Well ~ $ 5 . 0 Million • Well economics assume $ 90 . 00 oil / $ 5 . 00 natgas Ticker: ASEN (OTC BB) Source: Cannacord Genuity Bakken Economics (500 MBOE EUR) 15% 20% 25% 30% 35% 40% 45% 60 65 70 75 80 85 90 95 100 105 110 115 120 $/bbl BT IRR $8.0 million $8.5 million $9.0. million Bakken Economics (600 MBOE EUR) 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 60 65 70 75 80 85 90 95 100 105 110 115 120 $/bbl BT IRR $8.0 million $8.5 million $9.0. million

19 CREDIT FACILITY • The Company successfully closed a $ 300 million senior secured credit facility in Q 3 2011 • The facility consists of two debt components : • $ 100 million revolving line of credit for general working capital and acquisition funding • Availability governed by proven producing reserves (PDP), $ 12 million available at closing • $ 200 million term debt facility for drilling and capex spending • Availability subject to approval on a project - by - project basis • This credit facility is designed to enable ASEN to fund our drilling capital budget in Q 4 2011 and all of 2012 • The facility should also enable the Company to begin acquiring additional proven producing leases in the open market to expand our asset base Ticker: ASEN (OTC BB)

20

INVESTMENT HIGHLIGHTS

- Lean operator model in Permian Basin, directing drilling programs on our 100% WI acreage
- Non-operated model in Williston Basin and Eagle Ford with highly proven operators
- Participate in ~100 gross (2+ net) Bakken / Three Forks wells by FYE 2011
- Participate in ~10+ gross (10+ net) Wolfberry wells by FYE 2011
- Participate in ~15 gross (1.5 net) Eagle Ford wells by FYE 2011
- Potential for 4-8 wells in each Bakken / Three Forks drilling unit
- Large acreage position in core areas of the Bakken and Permian with significant upside potential for additional drilling

Ticker: ASEN (OTC BB)

AMERICAN STANDARD ENERGY CORP.